UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                  March 13, 2000
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                                 CHRONIMED INC.
             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
                 (State or other jurisdiction of incorporation)


            0-19952                                                 41-1515691
(Commission File Number)                    (IRS Employer Identification Number)


10900 Red Circle Drive, Minnetonka, Minnesota                   55343
(Address of principal executive office)                       (Zip Code)


Registrant's telephone number, including area code            (612) 979-3600
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ITEM 5. OTHER EVENTS.

On March 13, 2000, Chronimed Inc. announced its intention to spin-off its Diagnostic Products business to shareholders. At this time, the Company also discontinued its engagement with PaineWebber, the purpose of which was to explore strategic alternatives for the Company. See Exhibit 99.1 filed with this Form 8-K for this announcement.

The spin-off of the Diagnostic Products business to Chronimed shareholders is intended to allow Chronimed and Diagnostic Products to focus better on growing their respective businesses to compete in today's highly competitive markets. The spin-off will separate the businesses of Chronimed and Diagnostic Products in a manner that reflects their different missions and different financial, investment, and operating characteristics so that each can pursue business strategies and objectives appropriate to its specific business. The spin-off also will permit our investors, customers, lenders, and other constituencies to evaluate the respective businesses of Chronimed and Diagnostic Products on a stand-alone basis.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired.
             Not applicable

         (b) Pro forma financial information.
             Not applicable

         (c) Exhibits.
             99.1    Press Release of Chronimed, Inc. dated March 13, 2000


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.


                                        CHRONIMED INC.

Date:  March 15, 2000

                                        By /s/ Gregory H. Keane
                                           ------------------------------
                                           Gregory H. Keane
                                           Vice President and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT     DESCRIPTION OF EXHIBIT                                   PAGE NUMBER
-------     ----------------------                                   -----------
99.1        Press Release of Chronimed, Inc. dated March 13, 2000         6


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